Bacillus Calmette-Guerin Vaccine Transfer Agreement

Project Name: Bacillus Calmette-Guerin Vaccine
Transferee (Party A): Guangzhou Konzern Pharmaceutical Co., LTD
Transferor (Party B): Hongyuan Pharmaceutical Technology Consulting Service Center of Yuexiu District of Guangzhou
Date of contract: May 8, 2008
Place of contract: Guangzhou
Validity Period: May 2008-May 2010

Agreement of Technology Transfer for the Patent with Exclusive Use Permit

Transferee (Party A): Guangzhou Konzern Pharmaceutical Co., LTD
Transferor (Party B): Hongyuan Pharmaceutical Technology Consulting Service Center of Yuexiu District of Guangzhou

Under this agreement, Party B exclusively permits Party B to use the Bacillus Calmette-Guerin Vaccine (hereinafter referred to as BCG Vaccine) whose patent is owned by Party B, and Party A obtains the exclusive use permit from Party B and pay Party B the fee for exclusive use permit. On the base of fair negotiation and full understanding to the terms and conditions, in accordance with the Contract Law of the PRC, both parties agree and are bound by as follows:

Article 1 Under this agreement, the patent with exclusive use permit is:
i.	biotechnology patent;
ii.	invited or developed by Guangdong Institute of Biological Products; and
iii.	owned by Hongyuan Pharmaceutical Technology Consulting Service Center of Yuexiu District of Guangzhou

Article 2 Before this agreement comes into effect, with respect to the patent with Exclusive Use Permit, Party B agrees that:
i.	the transfer of patent herein is conducted in Guangzhou; and
ii.	Party B will not transfer the patent herein to any person or company other than Party A.

Article 3 With respect to the pattern, scope and term of the patent herein, Party B agrees that:
i.	pattern of use: Party B permits Party A to use the patent herein with Party A’s discretion;
ii.	scope of use: nationwide; and
iii.	term of use: perpetual use.

Article 4 To secure the effective use of Party A, Party B should provide Party A with the following materials and information:
i.	certificate of new drug;
ii.	craft and technology for mass production; and
iii.	clinical direction and instruction.

Article 5 Party B should submit the materials and information set forth in Article 4 of this agreement according to following conditions:
i.	time of submission: Party B submits the materials for Party A’s evaluation upon the receipt of deposit of RMB 5million from Party A;
ii.	place of submission: Guangzhou; and
iii.	form of submission: in written form.

Article 6 To secure the effective use of Party A, Party B should forward the technical secret of the patent herein according to the following conditions:
i.	content of technical secret: BCG Vaccine;
ii.	requirement of use the technical secret hereunder: limit to persons or employees of both parties; and
iii.	scope and term of non-disclosure of technical secret hereunder: perpetual.

Article 7 To secure the effective use of Party A, Party B should provide the following technical service and instructions:
i.	content of the technical service and instructions hereunder: design of clinical plan and craft and technology for mass production; and
ii.	form of providing the technical service and instructions hereunder: consult service and on-the-spot instructions.

Article 8 Both parties agree that Party B permits Party A to use the technical secrets and provides Party A with the technical service and instructions according to the following standard and form:
i.	in consistent with the requirement for biological products set forth by State Food and Drug Administration of China; and
ii.	sufficient to obtain the manufacturing license.

Article 9 Party A pay the fee for exclusive use permit to Party B according to the following conditions:
i.	total amount of the fee for exclusive use permit is RMB 30million, and specially the fee for technical secret is RMB 20million and fee for technical service and instruction is RMB 10million; and
ii.	Party A pay the fee hereunder to Party B by stages and the payment schedule is as follows:
(i.)
Party should pay deposit amounted RMB 5million to Party B within 10 business days. When the evaluation results fail to meet the expectation agreed by both parties (the actual value is 10% higher or lower than RMB 40million), Party A is entitled to cancel this project and Party should fully return the deposit amounted RMB 5million to Party B within 5 business days. When the evaluation results meet the expectation agreed by both parties, Party A should pay Party B RMB0.2million if Party decides to cancel the project;

(ii.)	Party B should cooperate with Party A to conduct the evaluation upon the receipt of the deposit hereunder;
(iii.)	Upon the completion of evaluation, Party A should pay RMB 1million to Party B and Party B starts transferring the materials and information to Party A; and
(iv.)	Upon the receipt of certificate of new drug, Party A pay RMB10million to Party B.

Article 10 Party B promises that the use of patent herein does not constitute an infringement upon the lawful right of the third party. Should the infringement hereunder occur, Party B should participate in the lawsuit until the third party cancels the charge.

Article 11 Party B should maintain the validity of the patent herein within the term of this agreement. Should the validity of the patent herein terminate due to the fault or negligence of Party B, Party B should pay the damages or compensation to Party A in accordance with Article 16 of this agreement.

If the patent is deem as void and invalid by the state administration which governs patent issue, Party B should compensate for the loss to Party A. The proportion of the fee for exclusive use permit paid to Party B is nonrefundable. Party B should fully return the deposit paid by Party A.

Article 12 Party A should start the project herein within 10 days from the effective date of this agreement. Party A should effectively inform Party B of any delay of the implementation of the project herein, provide explanation for the delay hereunder and obtain the permit of the aforesaid delay from Party B. If Party A fails to provide the explanation hereunder, which may affect the benefit of Party B in this Project, Party B is entitled to claim the damages and compensation from Party A.

Articles 13 With respect to the performance of this agreement, both parties agree that no contracting party may prevent the other contracting party to cooperating with the third party for the purpose of technology development.

Article 14 Both parties agree that:
i.
Party A is entitled to use the patent technology and technical secret for the purpose of the further improvement. The new technical outcome with material or innovative characteristics from the further improvement hereunder is owned by Party A; and

ii.
Party B is entitled to improve the patent technology and technical secret after transfer the patent to Party A. The new technical outcome with material or innovative characteristics from the further improvement hereunder is owned by Party B.

Article 15 Any alteration of this agreement should be made through the consent of both parties and finalized in written form. If one party hereto request for the alteration regarding the right and obligations in the agreement, the other party hereto should response within 15 days. Any delay or non-reply is deem as approval of the alteration hereunder.

Article 16 Both parties agree on the compensation of the breach of this agreement. Any party hereto who breach any article herein should pay the damages amounted RMB 0.5million.

Article 17 Within the validity term of this agreement, both parties agree that Ms Minhua Liu is the respondent of Party A and Ms Li Wen is the respondent of Party B.

Any change of the respondent should be notified in written form. The party who fail to notify the change hereunder should be liable for any loss arising from the delay or non-notification of the change hereunder.

Article 18 Both parties agree to cancel this agreement in the occurrence of the following situations which make the performance of this agreement impossible:
i.	Force Majeure; and
ii.	the change of Regulation on Biological Product Registration of PRC and other laws.

Article 19 In the occurrence of the dispute arising from this agreement, both parties should settle the dispute through negotiation and meditation first. Should the aforesaid attempt to settle dispute fail, party hereto may settle the dispute through:
i.	arbitration; or
ii.	filing a lawsuit in People’s Court.

Article 20 Parties here to have set forth no definition of terms in this agreement.

Article 21 Both parties confirm the materials and documents in connection with this agreement by signature. Altogether, there are 2-page background materials and 10-page documents regarding the original design and craft.

Article 22 Parties hereto have no further requirements in this agreement.

Article 23 This agreement is made in duplicate and both copy have same legal force.

Article 24 This agreement shall become effective upon and from the date on which it is signed and sealed.

Party A: Guangzhou Konzern Pharmaceutical Co., LTD
Representative: Ms Minhua Liu
Date: May 8, 2008

Party B: Hongyuan Pharmaceutical Technology Consulting Service Center of Yuexiu District of Guangzhou
Representative: Ms Yanli Gu
Date: June 1, 2008